ACCOUNTS PAYABLE (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
ACCOUNTS PAYABLE
Payables for purchase of property, equipment and software	¥ 33,945		¥ 561,317
Payables for server custody fees	39,391		32,703
Payables for advertising expenses	16,458		15,369
Others	20,874		19,827
Total	¥ 110,668	$ 15,162	¥ 629,216